January 2022 Corporate Presentation Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking" statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our business strategy, objectives and opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements, including, but not limited to, those related to our dependence on third-party clinical research organizations, manufacturers, suppliers and distributors; our ability to obtain necessary additional capital; our ability to obtain necessary regulatory approvals for our products and, if approved, market acceptance of our product; the commercialization plans and expectations for commercializing LIVMARLI in the United States, estimates of the number of patients impacted by ALGS and who are appropriate for treatment with LIVMARLI, the potential benefits of LIVMARLI, the financial impact or revenues from any commercialization we undertake, the impact of competitive products and therapies; our ability to attract and retain key employees; the costs of our commercialization plans and development programs; the design, implementation and outcomes of our clinical trials; our ability to manage the growth and complexity of our organization; our ability to maintain, protect and enhance our intellectual property; and our ability to continue to stay in compliance with applicable laws and regulations.  You should refer to the section entitled “Risk Factors” set forth in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings we make with the Securities and Exchange Commission (SEC) from time to time for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update any forward-looking statements after the date of this presentation except as may be required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. We use our website (www.mirumpharma.com), LinkedIn page (www.linkedin.com/company/mirum-pharmaceuticals), and Twitter account (https://twitter.com/mirumpharma) as channels of distribution of information about our company, product candidates, planned announcements, attendance at upcoming conferences and other matters. Such information may be deemed material information and we may use these channels to comply with our disclosure obligations under Regulation FD. Therefore, investors should monitor our website, LinkedIn page, Twitter account in addition to following our SEC filings, press releases, public conference calls and webcasts.

LIVMARLI FDA-approved for cholestatic pruritus in Alagille Syndrome Robust Pipeline Strong Team and Balance Sheet Leading the Way in Rare Diseases Delivering remarkable treatments to patients in need worldwide $500M+ potential in ALGS in US 5 late-stage indications, significant data events upcoming Leadership track record in identifying & commercializing life-changing medicines

LIVMARLI is Now Approved in the United States LIVMARLI (maralixibat) oral solution is approved for the treatment of cholestatic pruritus in patients with Alagille syndrome one year of age and older. www.LIVMARLI.com

# Commercial-Stage with Pipeline of Growth Opportunities

## LIVMARLI launched, 5 additional indications under development in high-need orphan indications

| LIVMARLI (maralixibat) Oral Solution | Preclinical | Phase 1 | Phase 2b/Phase 3 | Approved |
|---|---|---|---|---|
| Alagille syndrome* | FDA Approved<br>MAA submitted in Europe; anticipated launch H2 2022 | | | |
| Progressive Familial Intrahepatic Cholestasis | Breakthrough designation PFIC2; MARCH Phase 3, H2 2022 data | | | |
| Biliary Atresia | EMBARK, 2023 data | | | |

| Volixibat | Preclinical | Phase 1 | Phase 2b/Phase 3 | Approved |
|---|---|---|---|---|
| Primary Sclerosing Cholangitis | VISTAS, 2022 interim data | | | |
| Intrahepatic Cholestasis of Pregnancy | OHANA, 2022 interim data | | | |
| Primary Biliary Cholangitis | VANTAGE, currently screening | | | |

*Received U.S. FDA approval for cholestatic pruritus in patients with ALGS one year of age and older. In Europe, seeking EMA approval for cholestatic liver disease in patients with ALGS; submission on Sept. 13, 2021

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Ileal Bile Acid Transporter (IBAT) Inhibitors Interrupt Bile Acid Recirculation  Targeting Bile Acid Excess of Cholestasis Redirects bile acid flow by inhibiting reuptake by IBAT Interrupts recirculation of bile acids to the liver Increases fecal bile acid excretion Abbreviations: sBA: serum bile acid; IBAT: Ileal bile acid transporter, also known as ASBT or apical sodium-dependent bile acid transporter Clinical effects of IBATi in cholestasis: Reductions in sBA Improvements in pruritus (itch) Improved transplant-free survival

Long-term data set showing significant effects on pruritus and event-free survival LIVMARLI (maralixibat) oral solution for ALGS

ALGS: A Debilitating Disease with Severe Cholestasis Kamath BM, et al. J Pediatr Gastroenterol Nutri. 2018; 67(2): 148-156, 2Vandriel SM, et al. EASL 2020 (oral presentation) Genetic Disease Leading to Severe Cholestasis, Unbearable Pruritus and Multi-system Effects 2k-2.5k Children in the U.S. 88% Affected by cholestatic pruritus; leading indication for liver transplant 6 in 10 Children progress to transplant or death by adulthood

NEW: Significant Improvement in Event-Free Survival in Patients with ALGS with LIVMARLI Compared to Untreated Cohort 6-year analysis demonstrates a 70% reduction for clinical outcomes vs natural history control from the GALA database CI: confidence interval; EFS: event-free survival; HR: hazard ratio; MRX: maralixibat; SAP: statistical analysis plan. *Cox regression models: Primary: Cox regression – effect of MRX vs. GALA log likelihood test adjusted for age, sex, bilirubin, and ALT (according to SAP) EFS: liver transplantation, biliary diversion surgery, hepatic decompensation, or death AASLD 2021 Best of Liver Meeting View the abstract on AASLD’s website

ICONIC: ALGS Pivotal Study Showing Significant Long-term Benefit Gonzales et al., Lancet 2021; 398: 1581–92 Highly Significant, Clinically Meaningful and Sustained Improvements in Pruritus from Baseline *Denotes statistical significance, 95% CI excludes zero (compared with baseline, overall population). †The maralixibat, placebo, maralixibat group (n=16) received placebo during the randomised withdrawal period (purple-shaded area), whereas the maralixibat treatment group (n=13) continued to receive maralixibat.  View data published in recent article in The Lancet

Safety Data of LIVMARLI in ALGS Includes 5 Years of Follow-up from 3 Randomized Studies LIVMARLI Well-Characterized Safety Profile Events observed over 5% of patients Number of events per 100 person-years Diarrhea 41.6 Abdominal pain 38.6 Vomiting 19.8 Nausea 2.9 Fat-soluble vitamin deficiency 11.1 Transaminase increased 6.9 GI bleeding 3.8 Bone fractures 3.3 LIVMARLI Prescribing Information

LIVMARLI Commercialization Strategy Awareness & Use Disease education, unmet need and LIVMARLI clinical data Mirum Access Plus Prescription to fill, reimbursement, exclusive specialty pharmacy Long-term Support Dedicated case management to support adherence, outcomes Comprehensive support from first engagement through initial prescription and continued use

ALGS OPPORTUNITY PRELIMINARY Q4 NET PRODUCT REVENUE* Estimate >90% of covered lives in US have reimbursable pathway as of January 2022 $500M $3.0M LIVMARLI: Approved September 29, 2021 *Unaudited and estimated launch quarter

LIVMARLI Worldwide Commercialization CORE MARKETS US Launched EU Early Access Programs ongoing, Launch anticipated in H2 2022 PARTNER MARKETS DISTRIBUTOR PARTNERS Japan China South Korea Israel Russia Czech Republic (Central & Eastern Europe) UAE (Middle East) In-house Commercial Team

Dramatic and durable response in INDIGO Phase 2 study LIVMARLI (maralixibat) for PFIC

# PFIC: Progressive Diseases of Bile-Related Transporters

## Progressive Familial Intrahepatic Cholestasis (PFIC)

- Genetic disease of bile transporters, resulting in cholestasis
- Severe pruritus, common indication for surgery or liver transplant
- ~20% transplant-free survival at 18 years of age
- Incidence of 1:50,000 to 1:75,000 births

PFIC sub-types impact different transporters. PFIC2 is the most common.



Cholesterol
Bile acid
FIC1
BSEP
MDR3
PFIC1
PFIC2
PFIC3
Hepatocyte
Canalicular membrane

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# sBA Response Associated with Improved Pruritus and Growth

## Maralixibat Responders in INDIGO Show Dramatic and Durable Improvements in PFIC2



Mean sBA (µmol/L)
400
350
300
250
200
150
100
50
0
299.6
85%
decrease
NAPPED response
threshold 102 µmol/L
44.2
Baseline
Week 237
Mean ItchRO(Obs)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.41
80%
decrease
0.47
Baseline
Week 240
Mean height percentile
45
40
35
30
25
20
15
10
5
0
+0.8
z-score
30.15%
14.93%
Baseline
Week 240

Adapted from: Thompson R, et al. NASPGHAN 2020 (poster presentation); Error bars represent standard error of the mean. ItchRO[Obs], Itch Reported outcome [Observer]; sBA, serum bile acid

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INDIGO: sBA Response Associated with Transplant-Free Survival Supported by Positive Event-Free Survival Analyses with Natural History Cohort Transplant free survival in PFIC2 after maralixibat treatment Thompson et al, AASLD 2020 Time from enrolment (weeks) TFS (%) 100 60 40 20 80 10 30 50 70 90 0 52 208 260 312 104 156 Log-Rank p=0.0006 sBA Responders

# PFIC Phase 3 Enrolling – Topline Data Expected H2 2022

## Global Study Covering All PFIC Sub-types; Evaluating High Dose Maralixibat



• N~ 30 with nt-PFIC2
• Up to 60 patients in supplemental cohort of other PFIC subtypes
• Global clinical trial, up to ~40 sites
Baseline
6 Months
Maralixibat 570 µg/kg BID[1]
1:1 randomization
Placebo
Primary Endpoint
• Pruritus severity in PFIC2 measured by ItchRo(Obs)
Secondary Endpoints
• Pruritus frequency
• Serum bile acids
• Safety
Additional endpoints
• Supplemental cohort analyses
• QOL, growth, other measures
Maralixibat Open label extension
+ Natural history data set comparisons

[1]Patients received doses of 600 µg/kg of maralixibat chloride (equivalent to 570 µg/kg of maralixibat)
Abbreviations: BID: twice daily; QoL: Quality of Life

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Ongoing Phase 2b in post-Kasai Biliary Atresia LIVMARLI (maralixibat) for Biliary Atresia

Biliary Atresia: A Severe Cholestasis Leading to Transplantation Inflammatory bile duct destruction causing severe cholestasis Bile accumulation in the liver leads to liver damage and transplantation Fatal without Kasai procedure (HPE), standard of care within the first weeks of life Leading cause of pediatric liver transplant; 0.5 to 0.8 per 10,000 live births1 Post-Kasai, steroids, antibiotics, immunoglobulins used with no efficacy 1. Sanchez-Valle, A et al. Biliary Atresia Epidemiology, Genetics, Clinical Update, and Public Health Perspective, Advances in Pediatrics 64 (2017), 2Shneider BL, Brown MB, Haber B, et al. A multicenter study of the outcome of biliary atresia in the United States, 1997 to 2000. J Pediatr. 2006;148(4):467–74; 3Harpavat et al, AASLD 2020) Risk of progression to transplant post-HPE associated with: Bilirubin2 sBA3

EMBARK: Phase 2 Study Enrolling Analyzing 6-month Bilirubin Biomarker Before Long-term Transplant-Free Survival 1:1 randomization Core Study: 6 months Primary Cohort N=72 patients ≤3 months age at HPE Excl. BASM, cystic BA Primary Endpoint Change in total serum bilirubin Secondary Endpoints Change in serum bile acid Bilirubin normalization Biomarkers of liver injury Transplant-free survival Safety Maralixibat 570 μg/kg BID Placebo Extension: 18 months Entry Criteria Core Endpoints Long-term extension All participants receive open-label maralixibat Analyses: transplant-free survival and key liver events

IBATi for Cholestasis in Adults Volixibat

# Volixibat Potential in Adult Cholestasis

## Intrahepatic Cholestasis of Pregnancy (ICP), Primary Sclerosing Cholangitis (PSC) and Primary Biliary Cholangitis (PBC)



### High Unmet Need



### Prevalence

**ICP:**
**~1% of pregnancies**
*Up to ~5% in specific populations*

**PSC:**
**~29,000 in US**

**PBC:**
**~130,000 US**



### Limited Tx Options

ICP, PSC - No Approved Therapies
PBC – Treatments Sub-optimal

Byron D, Minuk GY, Hepatology 1996; Bambha et al, Gastroenterology 2003; Geenes V, Williamson C, World Journal of Gastroenterology 2009; Lee et al, J Perinatol. 2006; Jones, 2019

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Volixibat Highly Active on Bile Acid Excretion Highly active on fecal bile acid excretion Resultant dose-related increase in 7aC4 48-week safety data in prior studies C. Key, AASLD 2019 Broad Data Set Informs Registrational Program Volixibat Markedly Impacts Bile Pathway Selected doses for Phase 2b program 12x – 16x increase

ICP: Bile Acid Accumulation Drives Severe Symptoms, Poor Outcomes Monte et al, 1995; Shaw et al, 1982 Normal Pregnancy ICP Pregnancy Bile acids flow from fetus to mother across a natural placental gradient Maternal cholestasis; Accumulation of bile acids reverses natural bile acid gradient, exposing fetus to toxic bile acids Severe pruritus Risk to Fetus: Preterm labor Stillbirth Other complications

Accumulation of Maternal BAs Drives Fetal Morbidity/Mortality Glantz et al, Hepatology 2004; Geenes et al, Hepatology 2014; Ovadia et al, The Lancet 2019; 2019 March of Dimes Report Card 25-57% $50K $2B ICP babies are born preterm Average cost of preterm birth Annual U.S. medical costs Small differences in sBA increase event risk Each 1.0 µmol/L of sBA, probability of preterm delivery, asphyxia events, and intrapartum meconium passage increases by 1-2%

# OHANA: Phase 2b Study Enrolling

## Evaluating Reductions in sBA, Pruritus and Perinatal Outcomes in ICP

**Study Patient Population**
- Primary cohort: N=260 patients with ICP diagnosis
  - Up to 60 patients in supplemental open-label cohort
- ≥18-45 years of age
- Viable singleton pregnancy
- Global clinical study

**1:1:1 randomization**
**Double-blind**

- Volixibat 20mg Twice Daily
- Volixibat 80mg Twice Daily
- Placebo Twice Daily

**Up to delivery**

**Primary Endpoint**
- Change in sBA from Baseline vs PBO

**Secondary Endpoints**
- Safety/PK & tolerability
- Pruritus measures
- Assessment of adverse perinatal outcomes

**Additional endpoints**
- Serum markers of disease and pharmacodynamics
- Additional pruritus measures
- Additional perinatal outcomes
- QoL measures

**Interim Analysis (IA) after N=60 complete study for**
- **Efficacy**
- **Safety/PK and tolerability**
- **Dose selection**

**Post-IA, N~200 for confirmatory phase with 1:1 selected dose : placebo**

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PSC & PBC: Immuno-inflammatory Rare Liver Disease Elevated Bile Acid Levels Drive Severe Symptom Burden and Progressive Liver Disease Obstructed bile flow leads to Severe symptomatic burden Inflammation and fibrosis of the bile ducts and liver Progressive liver damage No approved therapies for PSC No approved therapies for pruritus in PBC PSC: bile ducts inside and outside of the liver; IBD common VISTAS Phase 2b enrolling Obstruction of bile flow via impairment of intrahepatic and extrahepatic bile ducts PBC: bile ducts inside the liver VANTAGE Phase 2b enrolling

# VISTAS: Volixibat PSC Phase 2b Enrolling

## Assessing Pruritus Reductions in PSC; Setting with No Approved Therapies

**Study Patient Population**
- ~120 PSC patients (small duct compensated cirrhosis, concomitant IBD allowed)
- Moderate-to-severe pruritus
- No biopsy or ALP cutoff
- Global clinical study

Day 1 — 1:1:1 randomization — 28 weeks

- Volixibat 20 mg Twice Daily
- Volixibat 80 mg Twice Daily
- Placebo (PBO) Twice Daily

**Primary Endpoint**
- Change in pruritus from Baseline vs PBO by Adult ItchRO score

**Secondary Endpoints**
- Safety & tolerability
- Other pruritus/itch measures
- Quality of Life measures
- Serum bile acids

**Additional endpoints**
- Additional itch and QoL measures
- Fibrosis markers & transient elastography

Volixibat Open-Label Extension

**Interim Analysis:**
1. Efficacy
2. Safety and tolerability
3. Dose selection for pivotal phase

**Post-IA, confirmatory phase with 1:1 selected dose : placebo**

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# VANTAGE: Volixibat PBC Phase 2b Study - Enrolling

## Evaluating the safety and efficacy of volixibat in patients with itch caused by PBC

**Study Patient Population**

- N = 260 PBC patients
- Moderate-to-severe pruritus
- No ALP cutoff
- Stable doses of UDCA, Fibrates allowed
- Global clinical study

Day 1 — 1:1:1 randomization — 28wk

- Volixibat BID – 20 mg
- Volixibat BID – 80 mg
- Placebo (PBO) BID

**Interim Analysis at week 16, n~60:**
1. Efficacy
2. Safety and tolerability
3. Dose selection for pivotal phase

**Post-IA, confirmatory phase with 1:1 selected dose : placebo**

**Primary Endpoint**
- Change in pruritus from Baseline vs PBO by Adult ItchRO score

**Secondary Endpoints**
- Safety & tolerability
- Other pruritus/itch measures
- Quality of Life (QoL) measures
- Serum markers of disease (ALP)
- Serum bile acids

**Additional endpoints**
- Additional itch and QoL measures
- Serum markers of disease modification

Volixibat Open Label Extension (OLE) for up 2 years

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Leading the Way in Rare Liver Disease Mirum

Opportunity to Significantly Expand in Pipeline Indications PATIENT POPULATION ALGS ALGS ALGS +PFIC +BA PFIC BA FDA-approved, EU Marketing submission complete Pediatric indications Pediatric indications + adult indications Pediatric indications (blue) Adult indications (red) >20x increase  +VOLIXIBAT (ICP, PSC, PBC)

Strong Balance Sheet: Projected 3+ Years Runway SELECTED Balance Sheet Data Sept. 30, 2021 Dec. 31, 2020 Cash, cash equivalents and investments $      205.0 231.8 Total Assets 235.2 240.9 Total stockholders’ equity (deficit) 56.4 172.1 SELECTED Statements of Operations Data Sept. 30, 2021 Sept. 30, 2020 Licensing revenue $     5.0 $      - Operating expenses: Research and development 30.5 16.0 General and administrative 17.4 5.7 Total operating expenses 47.8 21.7 Net loss (47.1) (21.5) $ in millions Three Months Ended Monetized priority review voucher in conjunction with approval for $110 million As of December 31, 2021 Mirum had cash, cash equivalents, and short-term investments of $261.5 million* *Preliminary and unaudited

Potential ALGS partner market approvals (Q4) Mirum: Transformative Milestones Ahead in 2022 OHANA (ICP) interim analysis (H2) VISTAS (PSC) interim analysis (H2) MARCH-PFIC Phase 3 data (H2) International early access programs (Q1) Potential ALGS EU approval* (H2) *In Europe, seeking EMA approval for cholestatic liver disease in patients with ALGS LIVMARLI VOLIXIBAT

LIVMARLI FDA-approved for cholestatic pruritus in Alagille Syndrome Robust Pipeline Strong Team and Balance Sheet Leading the Way in Rare Diseases Delivering remarkable treatments to patients in need worldwide $500M+ potential in ALGS in US 5 late-stage indications, significant data events upcoming Leadership track record in identifying & commercializing life-changing medicines

Thank you! ©2021 Mirum Pharmaceuticals, Inc. All rights reserved. All service marks, trademarks and tradenames appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and tradenames referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames. The information herein is for informational purposes only and represents the current view of Mirum Pharmaceuticals, Inc. as of the date of this presentation (or as of an earlier date if specifically noted).

LIVMARLI (maralixibat) oral solution Important Safety Information Important Safety Information LIVMARLI can cause serious side effects, including: Changes in liver tests: Changes in certain liver tests are common in patients with Alagille syndrome but may worsen during treatment with Livmarli. These changes may be a sign of liver injury and can be serious. Your health care provider should do blood tests before starting and during treatment to check your liver function. Stomach and intestinal (gastrointestinal) problems: LIVMARLI can cause stomach and intestinal problems, including diarrhea, stomach pain, and vomiting during treatment. Fat Soluble Vitamin Deficiency: This vitamin deficiency is common in patients with Alagille syndrome but may worsen during treatment.